UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 30, 2019
Facebook, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35551	20-1665019

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1601 Willow Road
Menlo Park, California	94025

(Address of Principal Executive Offices)	(Zip Code)

(650) 543-4800
(Registrant's Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.000006 par value	FB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 30, 2019, Facebook, Inc. (the "Company") held its annual meeting of stockholders at the Hotel Nia, located at 200 Independence Drive, Menlo Park, California 94025 (the "Annual Meeting"). At the Annual Meeting, the Company's stockholders voted on twelve proposals, each of which is described in more detail in the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 12, 2019 (the "Proxy Statement"). At the beginning of the Annual Meeting, there were 2,090,140,259 shares of Class A common stock and 400,972,841 shares of Class B common stock present at the Annual Meeting in person or by proxy, which represented 88.08% of the combined voting power of the shares of Class A common stock and Class B common stock entitled to vote at the Annual Meeting (voting together as a single class), and which constituted a quorum for the transaction of business. Holders of the Company's Class A common stock were entitled to one vote for each share held as of the close of business on April 5, 2019 (the "Record Date"), and holders of the Company's Class B common stock were entitled to ten votes for each share held as of the Record Date.
The stockholders of the Company voted on the following proposals at the Annual Meeting:

1.
To elect eight directors, each to serve until the next annual meeting of stockholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation, or removal.

2.	To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019.

3.	A non-binding advisory vote on the compensation program for the Company's named executive officers as disclosed in the Proxy Statement.

4.	A non-binding advisory vote on whether a non-binding advisory vote on the compensation program for the Company's named executive officers should be held every one, two, or three years.

5.	A stockholder proposal regarding change in stockholder voting.

6.	A stockholder proposal regarding an independent chair.

7.	A stockholder proposal regarding majority voting for directors.

8.	A stockholder proposal regarding true diversity board policy.

9.	A stockholder proposal regarding a content governance report.

10.	A stockholder proposal regarding median gender pay gap.

11.	A stockholder proposal regarding workforce diversity.

12.	A stockholder proposal regarding strategic alternatives.

1.	Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Peggy Alford	5,564,931,531	125,148,989	409,788,149
Marc L. Andreessen	5,043,905,709	646,174,811	409,788,149
Kenneth I. Chenault	5,666,404,433	23,676,087	409,788,149
Susan D. Desmond-Hellmann	5,139,209,291	550,871,229	409,788,149
Sheryl K. Sandberg	5,086,109,163	603,971,357	409,788,149
Peter A. Thiel	5,534,324,703	155,755,817	409,788,149
Jeffrey D. Zients	5,661,379,685	28,700,835	409,788,149
Mark Zuckerberg	5,137,230,877	552,849,643	409,788,149
Each of the eight nominees for director was elected to serve until the next annual meeting of stockholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation, or removal.

2.	Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstentions
6,041,926,709	52,201,874	5,740,086
There were no broker non-votes on this proposal.
The stockholders ratified the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019.

3.	Non-Binding Advisory Vote on the Compensation Program for the Company's Named Executive Officers

For	Against	Abstentions	Broker Non-Votes
5,182,636,065	449,003,670	58,440,785	409,788,149
The stockholders approved, on a non-binding advisory basis, the compensation program for the Company's named executive officers as disclosed in the Proxy Statement.

4.	Non-Binding Advisory Vote on the Frequency of an Advisory Vote on the Compensation Program for the Company's Named Executive Officers

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
1,236,566,123	5,823,492	4,437,307,536	10,383,369	409,788,149
The stockholders approved, on a non-binding advisory basis, holding a non-binding advisory vote on the compensation program for the Company's named executive officers every three years. Based on these results and consistent with the Company's recommendation, the Company's Board of Directors has determined that the Company will conduct future stockholder advisory votes on the compensation program for its named executive officers once every three years. This policy will remain in effect until the next stockholder vote on the frequency of stockholder advisory votes on the compensation program for the named executive officers, expected to be held at the Company's 2025 annual meeting of stockholders.

5.	Stockholder Proposal Regarding Change in Stockholder Voting

For	Against	Abstentions	Broker Non-Votes
1,392,113,978	4,292,373,648	5,592,894	409,788,149
The stockholders did not approve the stockholder proposal regarding change in stockholder voting.

6.	Stockholder Proposal Regarding an Independent Chair

For	Against	Abstentions	Broker Non-Votes
1,139,241,589	4,546,321,706	4,517,225	409,788,149
The stockholders did not approve the stockholder proposal regarding an independent chair.

7.	Stockholder Proposal Regarding Majority Voting for Directors

For	Against	Abstentions	Broker Non-Votes
1,392,835,089	4,292,397,153	4,848,278	409,788,149
The stockholders did not approve the stockholder proposal regarding majority voting for directors.

8.	Stockholder Proposal Regarding True Diversity Board Policy

For	Against	Abstentions	Broker Non-Votes
57,931,217	5,614,650,537	17,498,766	409,788,149
The stockholders did not approve the stockholder proposal regarding true diversity board policy.

9.	Stockholder Proposal Regarding a Content Governance Report

For	Against	Abstentions	Broker Non-Votes
320,205,647	5,294,696,037	75,178,836	409,788,149
The stockholders did not approve the stockholder proposal regarding a content governance report.

10.	Stockholder Proposal Regarding Median Gender Pay Gap

For	Against	Abstentions	Broker Non-Votes
554,219,225	5,068,591,750	67,269,545	409,788,149
The stockholders did not approve the stockholder proposal regarding median gender pay gap.

11.	Stockholder Proposal Regarding Workforce Diversity

For	Against	Abstentions	Broker Non-Votes
26,404,705	5,637,212,308	26,463,507	409,788,149
The stockholders did not approve the stockholder proposal regarding workforce diversity.

12.	Stockholder Proposal Regarding Strategic Alternatives

For	Against	Abstentions	Broker Non-Votes
38,412,448	5,629,998,781	21,669,291	409,788,149
The stockholders did not approve the stockholder proposal regarding strategic alternatives.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FACEBOOK, INC.

Date: June 3, 2019	By:	/s/ David Kling

Name: David Kling
Title: Vice President, Deputy General Counsel and Secretary